--------------------------------------------------------------------------------

Scudder Variable Series II


Scudder Government & Agency Securities Portfolio



Supplement to the currently effective prospectuses


The following supplements the disclosure in "The Portfolio's Main Investment Strategy" section of the prospectuses:

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."


The section entitled "Credit Quality Policies" is hereby removed.

















               Please Retain This Supplement for Future Reference



October 31, 2005